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LETTER OF TRANSMITTAL
TO TENDER ORDINARY SHARES
(Par Value $0.00005 Per Share)

of
Hurray! Holding Co., Ltd.

Pursuant to the Offer to Purchase
Dated June 16, 2009
of

Shanda Music Group Limited
a wholly owned subsidiary of
Shanda Interactive Entertainment Limited

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:01 A.M., NEW YORK CITY TIME, ON JULY 15, 2009, UNLESS THE OFFER IS EXTENDED.

The Share Tender Agent for the Offer is:
CONYERS DILL & PEARMAN
By Mail, Overnight Courier or Hand:
Conyers Dill & Pearman
Attention: Steffi Ma
Corporate Services Supervisor
2901 One Exchange Square
8 Connaught Place
Hong Kong

        This document should be read in conjunction with the offer to purchase dated June 16, 2009, and any amendments or supplements thereto, which collectively constitute the "Offer to Purchase." Terms used but not defined in this Letter of Transmittal to Tender Ordinary Shares (the "Share Letter of Transmittal") have the meanings given to them in the Offer to Purchase.

        You should use this Share Letter of Transmittal if you are tendering ordinary shares, par value $0.00005 per share ("Shares") of Hurray! Holding Co., Ltd. that are not represented by American Depositary Shares ("ADSs"). All terms and conditions contained in the Offer to Purchase applicable to Shares not represented by ADSs are deemed to be incorporated in and form part of this Share Letter of Transmittal.

        Delivery of this Share Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Share Tender Agent. The instructions set forth in this Share Letter of Transmittal should be read carefully before this Share Letter of Transmittal is completed. Requests for assistance or additional copies of the Offer to Purchase and this Share Letter of Transmittal may be made to or obtained from the Information Agent at its address or telephone numbers set forth at the end of this Share Letter of Transmittal.

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	Shares Tendered (Attach additional list if necessary)

	Certificate Number(s)	Total Number of Shares Represented by Certificate(s)	Number of Shares Tendered*

Total Shares

*	Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Share Tender Agent are being tendered. See Instruction 4.

        You must sign this Share Letter of Transmittal in the appropriate space provided below, with signature guarantee if required, and sign the attached Instrument of Transfer but leave blank the date and the number of Shares to be transferred. Shanda Music Group Limited, the purchaser for the tendered Shares, will determine the number of Shares it will accept for payment under the terms and conditions of the Offer, including pursuant to proration if required as described in Section 1 of the Offer to Purchase. You also need to complete the substitute W-9 set forth below or if you are not a United States person, provide an applicable properly completed IRS Form W-8 (generally IRS Form W-8BEN) if required.

        The offer is not being made to, nor will tenders be accepted from or on behalf of, holders of Shares in any jurisdiction in which the making of the offer or acceptance thereof would not be in compliance with the laws of such jurisdiction.

        If you desire to tender Shares in the offer, but you cannot deliver certificates evidencing the Shares and all other required documents to the Share Tender Agent at or prior to the Expiration Date (as defined below), you must tender your Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

        If you intend to withdraw your previously tendered Shares, you must complete the attached Notice of Withdrawal and deliver it to the Share Tender Agent at the address set forth above prior to the Expiration Date.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

/ /	CHECK HERE IF SHARE CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED, SEE INSTRUCTION 9.
/ /	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE SHARE TENDER AGENT AND COMPLETE THE FOLLOWING:
Name(s) of Tendering Shareholder(s)
Date of Execution of Notice of Guaranteed Delivery , 2009
Name of Institution which Guaranteed Delivery

Ladies and Gentlemen:

        The undersigned hereby tenders to Shanda Music Group Limited, a British Virgin Islands company ("Shanda Music") and a wholly owned subsidiary of Shanda Interactive Entertainment Limited, a Cayman Islands company ("Shanda"), the above-described ordinary shares, par value $0.00005 per share (the "Shares"), of Hurray! Holding Co., Ltd., a Cayman Islands company ("Hurray"), pursuant to Shanda Music's offer to purchase 1,155,045,300 Shares at $0.04 per Share, in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 16, 2009 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal to Tender Ordinary Shares (the "Share Letter of Transmittal," which, together with the Offer to Purchase as amended and supplemented and the related Letter of Transmittal to Tender American Depositary Shares, collectively constitute the "Offer"). The Offer expires at 12:01 a.m., New York City time, on July 15, 2009, unless extended by Shanda Music as described in the Offer to Purchase (as extended, the "Expiration Date"). Shanda Music reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Shanda Music of its obligations under the Offer or prejudice your rights to receive payment for Shares validly tendered and accepted for payment.

        Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Shanda Music all right, title and interest in and to all the Shares that are being tendered hereby (and any and all securities issued or issuable in respect thereof on or after June 16, 2009) and appoints the Share Tender Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and all such securities), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Shanda Music, (ii) present such Shares (and all such securities) for transfer on the books of Hurray, (iii) insert the number of Shares accepted for payment as determined by Shanda Music pursuant to the terms of the Offer and enter the date to effect the transfer in the attached signed, undated blank Instrument of Transfer, and (iv) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such securities), all in accordance with the terms of the Offer.

        The undersigned hereby irrevocably appoints Tianqiao Chen, Grace Wu and Danian Chen, in their respective capacities as officers of Shanda, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by Shanda Music prior to the time of any vote or other action (and any and all securities issued or issuable in respect thereof on or after June 16, 2009), at any meeting of shareholders of Hurray (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Shanda Music in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such securities), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herein (and any and all securities issued or issuable in respect thereof on or after June 16, 2009) and that if and when the same are accepted for payment by Shanda Music, Shanda Music will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Share Tender Agent or Shanda Music to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other securities).

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

        The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and Shanda Music upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Tender Offer Agreement dated as of June 8, 2009 among Hurray, Shanda and Shanda Music pursuant to which the Offer is being made, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Share Letter of Transmittal.

        Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that Shanda Music has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if Shanda Music does not accept for payment any of the Shares so tendered.

  SPECIAL PAYMENT INSTRUCTIONS

  (See Instructions 1, 6, 7 and 8)

          To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any U.S. federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

  Issue    ☐ check        ☐ certificates to:

Name	(Please Print)
Address
(Zip Code)
Taxpayer Identification Number

  SPECIAL DELIVERY INSTRUCTIONS

  (See Instructions 1, 6, 7 and 8)

          To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any U.S. federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

  Mail    ☐ check        ☐ certificates to:

Name	(Please Print)
Address
(Zip Code)
Taxpayer Identification Number

SIGN HERE
(Please also complete Substitute Form W-9 below or an applicable IRS Form W-8)

Signature(s) of Shareholder(s)
Dated	, 2009
Name(s)
(Please Print)

Capacity (full title)

Address
(Zip- Code)

Area Code and Telephone Number

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)
Guarantee of Signature(s)
(If required; see Instructions 1 and 5) (For use by Eligible Institutions only. Place medallion guarantee in space below)

Name of Firm

Address
(Zip- Code)

Authorized Signature

Name	(Please Print)

Area Code and Telephone Number

Dated	, 2009

NON-U.S. PERSONS SHALL COMPLETE THE APPLICABLE IRS FORM W-8. THIS FORM MUST BE COMPLETED BY ALL U.S. PERSONS SURRENDERING SHARES OF HURRAY. FAILURE TO COMPLETE AND RETURN THIS FORM (OR FOR NON-U.S. PERSONS, THE APPLICABLE IRS FORM W-8) MAY RESULT IN BACKUP WITHHOLDING OF 28% ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

PAYER'S NAME:

SUBSTITUTE	Part I Taxpayer Identification No.—For All Accounts
FORM W-9 Department of the Treasury Internal Revenue Service Payer's Request for Taxpayer Identification No.	Enter your taxpayer identification number in the appropriate box. For most individuals and sole proprietors, this is your social security number. For other entities, it is your employer identification number. If awaiting a TIN, write "Applied For" in the space at the right and complete the Certificate of Awaiting Taxpayer Identification Number below. If you do not have a number, see "How to Obtain a TIN" in the enclosed Guidelines

	Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine what number to enter.	Social Security Number OR Employer Identification Number	Part II—.For Payees Exempt From Backup With-holding, see enclosed Guidelines.

Check appropriate box:
☐ Individual/Sole Proprietor    ☐ Corporation    ☐ Partnership ☐ Limited liability company. Enter tax classification (D = disregarded entity, C = corporation, P = partnership) V                  ☐ Other (specify)
☐ Exempt from Backup Withholding

Part III Certification—Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number or I am waiting for a number to be issued to me;
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of the Offer or this Letter of Transmittal, other than the certifications required to avoid backup withholding.
SIGNATURE DATE , 2009

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
"APPLIED FOR" IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), 28% of all payments made to me pursuant to this Offer to Purchase shall be retained until I provide a Taxpayer Identification Number to the Payor and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature	Date	, 2009

 INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

        1.    Guarantee of Signatures.    Except as otherwise provided below, all signatures on this Share Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible Institution"). Signatures on this Share Letter of Transmittal need not be guaranteed (i) if this Share Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Share Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

        2.    Delivery of Share Letter of Transmittal and Shares.    This Share Letter of Transmittal is to be used if share certificates are to be forwarded herewith. Certificates for all physically delivered Shares as well as a properly completed and duly executed Share Letter of Transmittal, together with any required signature guarantees (or a manually signed facsimile thereof) and any other documents required by this Share Letter of Transmittal, must be received by the Share Tender Agent at its address set forth on the front page of this Share Letter of Transmittal by the Expiration Date.

        Shareholders whose share certificates are not immediately available or shareholders who cannot deliver their certificates and all other required documents to the Share Tender Agent prior to the Expiration Date may tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Under the guaranteed delivery procedure:

          (i)  such tender must be made by or through an Eligible Institution;

         (ii)  a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Shanda Music with the Offer to Purchase must be received by the Share Tender Agent by the Expiration Date; and

        (iii)  the certificates for all physically delivered Shares, as well as a properly completed and duly executed Share Letter of Transmittal with any required signature guarantee (or a manually signed facsimile thereof) and any other documents required by this Share Letter of Transmittal, must be received by the Share Tender Agent within three NASDAQ Global Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

        The method of delivery of Shares, this Share Letter of Transmittal and all other required documents is at the election and sole risk of the tendering shareholder. Shares will be deemed delivered only when actually received by the Share Tender Agent. If certificates for Shares are sent by mail, we recommend registered mail with return receipt requested, properly insured, in time to be received on or prior to the Expiration Date. In all cases, sufficient time should be allowed to ensure timely delivery.

        No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Share Letter of Transmittal (or a manually signed facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

        3.    Inadequate Space.    If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

        4.    Partial Tenders.    If fewer than all the Shares represented by any certificate delivered to the Share Tender Agent are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be issued and sent to the person(s) signing this Share Letter of Transmittal, unless otherwise provided in the appropriate box on this Share Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Share Tender Agent will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Share Letter of Transmittal; Stock Powers and Endorsements.    If this Share Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or any change whatsoever.

        If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Share Letter of Transmittal.

        If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Share Letters of Transmittal as there are different registrations of certificates.

        If this Share Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not accepted for payment are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Share Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or appropriate stock powers provided, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Share Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Shanda Music of the authority of such person so to act must be submitted.

        6.    Stock Transfer Taxes.    Shanda Music will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not accepted for payment are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Shanda Music pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

        7.    Special Payment and Delivery Instructions.    If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Share Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Share Letter of Transmittal or to the person(s) signing this Share Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Share Letter of Transmittal should be completed.

        8.    Backup Withholding; Substitute Form W-9 and IRS Form W-8.    Under the U.S. federal income tax laws, unless certain certification requirements are met, the Share Tender Agent generally will be required to withhold at the applicable backup withholding rate (currently 28%) from any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering U.S. shareholder, and, if applicable, each other payee, must provide the Share Tender Agent with such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by properly completing the Substitute Form W-9 set forth above, or if such shareholder or payee is not a U.S. person, by submitting a properly completed IRS Form W-8 (generally, IRS Form W-8BEN). In general, if a shareholder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the shareholder or payee does not provide the Share Tender Agent with its correct taxpayer identification number, if required, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service.

        Certain shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Share Tender Agent that a foreign person qualifies as an exempt recipient, such shareholder or payee must submit to the Share Tender Agent a properly completed Internal Revenue Service Form W-8 (generally, IRS Form W-8BEN), signed under penalties of perjury, attesting to that person's exempt status. IRS Forms W-8 (including IRS Form W-8BEN) can be obtained from the Internal Revenue Service (www.irs.gov/formspubs/index.html). For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

        Failure to complete the Substitute Form W-9 or submit an applicable IRS Form W-8, as applicable, will not, by itself, cause Shares to be deemed invalidly tendered, but will require the Share Tender Agent to withhold 28% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. Failure to complete and return the Substitute IRS Form W-9 or an IRS Form W-8, as applicable, will result in backup withholding of 28% of any payments made to you pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

        9.    Mutilated, Lost, Stolen or Destroyed Certificates.    If the certificate(s) representing Shares to be tendered have been mutilated, lost, stolen or destroyed, shareholders should (i) complete this Share Letter of Transmittal and check the appropriate box above and (ii) contact Hurray's transfer agent, RBC Dexia Corporate Services Hong Kong Limited, immediately by calling Sam Lee at (+852) 2978-5788. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Share Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen certificate(s) have been followed.

        10.    Instrument of Transfer.    You must sign the attached Instrument of Transfer, but leave blank the date and the number of Shares to be transferred. Shanda Music will determine the number of Shares it accepts for payment under the terms and conditions of the Offer, including pursuant to proration if required as described in Section 1 of the Offer to Purchase. The Share Tender Agent will insert such number of Shares that Shanda Music will accept for payment and the date on which the transfer will be effected.

        11.    Requests for Assistance or Additional Copies.    Requests for assistance or additional copies of the Offer to Purchase and this Share Letter of Transmittal may be obtained from the Information Agent at its address or telephone numbers set forth below.

        12.    Waiver of Conditions.    Shanda Music reserves the right to waive any of the specified conditions of the Offer in the case of any Shares tendered.

        IMPORTANT: This Share Letter of Transmittal (or a manually signed facsimile thereof) together with any signature guarantees and any other required documents, must be received by the Share Tender Agent on or prior to the Expiration Date and certificates for tendered Shares, if any, must be received by the Share Tender Agent on or prior to the Expiration Date, or the tendering shareholder must comply with the procedures for guaranteed delivery.

The Information Agent for the Offer is:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
 Call Toll-Free (800) 322-2885
Email: tenderoffer@mackenziepartners.com

INSTRUMENT OF TRANSFER

Hurray! Holding Co., Ltd.

We,                                                                                           [Insert the Name of the Transferor]
of                                                                                                                            [Insert the Address]

do hereby transfer to Shanda Music Group Limited of Romasco Place, Wickhams Cay 1, P.O. Box 3140, Road Town, Tortola, British Virgin Islands, VG1110 (the "Transferee") the                                                                            shares standing in our name in the Register of Hurray! Holding Co., Ltd. to hold unto the said Transferee, his executors, administrators or assigns.

Dated the th day of , 2009.
For and on behalf of
[Insert the Name of the Transferor]
Authorised Signatory [Sign]

 Notice of Withdrawal

To:    Conyers Dill & Pearman
2901 One Exchange Square
8 Connaught Place
Hong Kong
Attention: Ms. Steffi Ma, Corporate Services Supervisor
Facsimile: +852 2845 9268

        This notice of withdrawal (the "Notice of Withdrawal") is being delivered pursuant to the Letter of Transmittal to Tender Ordinary Shares (the "Share Letter of Transmittal") in connection with the Offer to Purchase dated June 16, 2009 (the "Offer to Purchase").

        The undersigned (the "Shareholder") previously tendered ordinary shares, par value $0.00005 per share (the "Shares") of Hurray! Holding Co., Ltd. ("Hurray") to Shanda Music Group Limited, pursuant to a tender offer upon the terms and subject to the conditions set forth in the Offer to Purchase and Share Letter of Transmittal (with any amendments or supplements thereto, collectively constitute the "Offer"). Conyers Dill & Pearman ("Conyers") serves as the Share Tender Agent for the Offer.

        By signing and delivering this Notice of Withdrawal, the Shareholder exercises his right under the Offer to withdraw his Shares previously tendered, the details of which are provided below:

DESCRIPTION OF SHARES TO BE WITHDRAWN

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	Shares To Be Withdrawn (Attach additional list if necessary)

	Certificate Number(s)	Total Number of Shares Represented by Certificate(s)	Number of Shares To Be Withdrawn

Total Shares

        The Shareholder understands that for his withdrawal to be effective, this Notice of Withdrawal must be received by Conyers prior to the Expiration Date (as defined in the Share Letter of Transmittal).

        IN WITNESS WHEREOF, the undersigned has executed this Notice of Withdrawal
on                                                   , 2009.

SIGNATURE*
* Must be signed by the same person that executed the Letter of Transmittal to
Tender Ordinary Shares.

 GUIDELINES FOR CERTIFICATION OF
TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of:

1.	An individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:		Give the EMPLOYER IDENTIFICATION number of:

6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate or pension trust	The legal entity(4)
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's SSN.

(3)
You must show your individual name and you may also enter your business or "doing business as" name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.

(4)
List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service ("IRS") and apply for a number. These forms can also be obtained from the IRS's website (http://irs.gov/formspubs/index.html).

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding on all payments include the following:

1.  An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), an individual retirement plan or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

2.  The United States or any of its agencies or instrumentalities.

3.  A state, the District of Columbia, a possession of the United States or any of their subdivisions or instrumentalities.

4.  A foreign government, a political subdivision of a foreign government or any of their agencies or instrumentalities.

5.  An international organization or any of their agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6.  A corporation.

7.  A foreign central bank of issue.

8.  A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

9.  A futures commission merchant registered with the Commodity Futures Trading Commission.

10.  A real estate investment trust.

11.  An entity registered at all times during the tax year under the Investment Company Act of 1940.

12.  A common trust fund operated by a bank under section 584(a) of the Code.

13.  A financial institution.

14.  A middleman known in the investment community as a nominee or custodian.

15.  A trust exempt from tax under section 664 or described in section 4947 of the Code.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  •
  Payments to nonresident aliens subject to withholding under section 1441 of the Code.

  •
  Payments to partnerships not engaged in a trade or business in the United States and that have at least one non-resident alien partner.

  •
  Payments of patronage dividends not paid in money.

  •
  Payments made by certain foreign organizations.

The chart below shows two of the types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for...	THEN the payment is exempt for...
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13; also, a person who regularly acts as a broker and who is registered under the Investment Advisers Act of 1940

Exempt payees should file the Substitute Form W-9 to avoid possible erroneous backup withholding. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM IN PART II, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER. Foreign payees who are not subject to backup withholding should complete the appropriate IRS Form W-8 and return it to the payer.

Privacy Act Notice

Section 6109 of the Code requires most recipients of dividend, interest or other payments to give their correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. It may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. It may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, and to federal law enforcement and intelligence agencies to combat terrorism.

Payees must provide payers with their taxpayer identification numbers whether or not they are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number — If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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